UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEUDLE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.        )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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	(1)	Title of each class of securities to which transaction applies:
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	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

On or after March 22, 2018, the following were distributed to the Class B-1 shareholders:

Jeffrey M. Bernacchi 141 W. Jackson Blvd., Suite 1488 Chicago, IL 60604
O: 312-235-0000 C: 847-732-5837 JeffBernacchi@gmail.com, Jeff.Bernacchi@CMEGroup.com

Dear CME Member and Class B-1 Shareholder,

Thank you for the support and encouragement you’ve provided during my term on the CME Group Board. I’m requesting your vote to continue as one of your Class B-1 Share Directors. As an owner of five CME Group exchange memberships and 60,194 shares of CME Group Class A common stock, who actively makes markets on the CME, CBOT, and NYMEX exchanges, you can be sure I’m fully engaged in our business and my interests are well aligned with yours. My 35+ years of membership and experience in many aspects of our industry should give you confidence that I have the necessary expertise and commitment to continue to be effective as one of your elected CME Group Board Members.

I remain accessible and open to the input of our membership. I continue to enjoy constructive working relationships with a broad cross-section of Exchange Members, Member Firms, CME Group employees, CME Group management, fellow Board Members, and Industry Associations. Please know, I always welcome your input, actively share your insights with our Board and management, and look forward to continuing to work together to secure our future success as Members and shareholders of CME Group.

I currently serve on the CME Group Board Risk Committee and the Audit Committee—two important governance committees. I am a member of the Chicago Federal Reserve Bank’s Working Group on Financial Markets. To stay current with leading thought in good governance, I annually attend the Northwestern Corporate Governance Conference, as well as periodically participate in topic-specific corporate governance programs organized by other leading graduate schools and organizations.

To review more of my background and qualifications, please see the campaign website, www.CMEvote.com. The website contains a link to the Proxy Vote website where you can easily cast your vote online using the control number included in your proxy materials. If you cannot locate your 16-digit control number or your proxy materials, you can vote by phone by contacting CME Group’s inspector of election, Broadridge, at 855-928-4491. Thank you for your continued support.

“You are key to CME Group success!” is not just a slogan. You have the right and, I hope, will share the responsibility to support effective CME Group governance by casting your proxy ballot. Please, vote your shares before the May 9th annual meeting of the shareholders of CME Group Inc.

Sincerely,

Jeff Bernacchi
CME Group Board of Directors Candidate
www.CMEvote.com	2015 Director Campaign Novelty

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Jeff Bernacchi (JMB), CME Board Member

"In more than 35 years as an exchange member, I have personally performed many of the roles our members play. As a director, I will continue to fairly represent the multiple interests of our members and shareholders."

cme

CME Group Board of Directors since 2009

Member of CME Group Board Audit and Risk Committees

Active Individual Trader CME Member since 1979

Former AP of an FCM and Priniciple of an IB

CME Group Shareholdings and Memberships

- Equity CME member
- 60,194 CME Class A shares
- Equity NYMEX member
- Equity CBOT member
- Equity AM member
- Equity IDEM member

JMB
A Lessor and Lessee of Memberships

2012 Director Campaign Novelty—Ruler

2 | Page

Legend

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

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MAR 7, 2018
Jeff’s Professional Background
60,194 CME Shares
Board Director, CME Group Inc. (2009-Present)
Audit Committee (2010 - Present)
Risk Committee (2014 - Present)
Working Group on Financial Markets,
Chicago Federal Reserve Bank of Chicago (2016 - Present)
EXCHANGE MEMBERSHIP
Current Exchange Equity Membership: CME, CBOT, NYMEX
1979-Present: CME (1979-1994, IMM; 1994-Present, CME)
1992-Present: IDEM division of CBOT
2000-Present: AM division of CBOT
2007-Present: NYMEX
2008-Present: Full CBOT
Past Exchange Memberships: SIMEX, CBOT, COMEX
1984-1987: SIMEX
1986-1987: AM and IDEM divisions of CBOT
1991-1992, 2014-2015: COMEX
EDUCATION
MBA 1982 (Finance), University of Chicago Graduate School of Business (renamed “Chicago Booth”, as of 2008), Chicago, IL
BA 1979 (Economics), DePauw University, Greencastle, IN
Corporate Governance Education Programs Completed:
2009 NACD Corporate Director Institute - Director Professionalism

2010 Northwestern University Kellogg School of Management - Corporate Governance - Effectiveness and Accountability in the Boardroom
2011 Harvard Business School - Making Corporate Boards More Effective
2011 Harvard Business School - Audit Committees in a New Era of Governance
2013 Stanford Graduate School of Business - Directors’ Consortium
2015 ISACA (Formerly, Information Systems Audit and Control Association) - How to Measure Anything in Cybersecurity Risk
EXCHANGE BUSINESS BACKGROUND
1979-Present
Chicago Mercantile Exchange Member
Independent proprietary trader of most CME Group exchange products. At various times served on the following CME committees: Arbitration, Ethics, Floor Communications, Membership Structure (Ad Hoc), Pit (Eurodollar), and Upper Trading Floor Design.
1980-Present
JMB Trading Corp.
100% Stockholder
Proprietary Trading and Trading Services
2008-Present
Celeritas Capital, LLC.
Managing Member
Proprietary Research, Software Development
2010-Present
TradeForecaster Global Markets - 106.J Member Firm
Assignor of Membership
2012-Present
3Red Trading, LLC. - 106.J Member Firm
Assignor of CME Class A Shares
2014-Present
Cardinal Capital Management, LLC. - 106.J Member Firm
Assignor of CME Class A Shares

2015-Present
Radix Trading, LLC. - 106.J Member Firm
Assignor of CME Class A Shares
2014-2017
E D & F Man Professional Trading Services Inc. - 106.J Member Firm
Subordinated Lender and Assignor of Membership and CME Class A Shares
2014-2015
Greycliff, LLC.- 106H Member Firm and CBOE Market Maker
Class B Member
2006-2014
TradeLifts, LLC. (formerly Breakwater Trading, LLC.) - 106.J Member Firm
Class C Member and Subordinated Lender and Assignor of Membership and CME Class A Shares
1999-2010
FuturesRoute, Inc. (Futures Market Consulting), Chicago, IL
50% Stockholder
Consulted regarding all phases of futures brokerage business at TerraNova Financial Group, LLC., a Chicago, IL based FCM and Broker-Dealer. Registered as an AP of Terra Nova Financial Group, LLC during these years and as a Principal of FuturesRoute, Inc., a registered IB.
1998-2008
Bernacchi Trading
Owner
Traded, trained, and managed a small proprietary trading group in equity index futures. Pioneered use of hand held controllers and keyboard emulators.
1993-1998
Bernacchi-Casey Trading / Bernacchi-Casey Brokerage
Partner
Traded, trained, and co-managed small proprietary trading group and brokerage group in interest rate futures. Pioneered pit use of both FM and telephone headset technologies. Installed first phone bridge at CME used by floor brokers.

NON-EXCHANGE BUSINESS BACKGROUND
Prism Analytical Technogies (Air Testing Technologies)
Independent Board Director 2010-2017
Member of Audit and Compensation Committees
PRMIA - Professional Risk Managers’ International Association Member
ISACA - (Formerly, Information Systems Audit and Control Association) Member
Hyde Park Angels
Member
Chicago-based Angel Investment Group
Home
If You’ve Received Your Voting Materials And Have Your 16-Digit Control Number, Please...
If you cannot locate your 16-digit control number or your proxy materials, you can vote by phone by contacting CME Group’s inspector of election, Broadridge, at 855-928-4491. Thank you for your continued support.
Jeff’s Broad Range of Exchange Related Qualifications
CME Group Board Director since 2009
CME Group Board Audit and Risk Committees
CME equity member and owner of 60,194 CME Group Class A shares
NYMEX equity member, CBOT equity member, AM equity member, IDEM equity member

Current active individual Globex trader
Member Working Group on Financial Markets, Chicago Federal Reserve Bank of Chicago
Present in my CBOT office and available to members daily
Current lessor and lessee of memberships
Current and former investor in and assignor of memberships and CME Group Class A shares to member trading firms
Former AP of an FCM
Former principal of an IB
Former principal of a floor broker group
Jeff’s Non-Exchange Business Qualifications
PRMIA - Professional Risk Managers’ International Association Member
ISACA - (Formerly, Information Systems Audit and Control Association) Member
Hyde Park Angels
Member
Chicago-based Angel Investment Group
Prism Analytical Technologies
Board Director 2010-2017
Member of Audit and
Compensation Committees
Website Ownership
This website is operated by Jeffrey M. Bernacchi for purposes of soliciting votes in connection with the 2017 annual meeting of the CME Group Inc. The site is not sponsored or endorsed by CME Group Inc.

Jeff's Contact Information

Jeff Bernacchi

141 W. Jackson Blvd.
Suite 1488
Chicago, IL 60604

C: 847-732-5837

O: 312-235-0000

JeffBernacchi@gmail.com
Jeff.Bernacchi@CMEGroup.com

2017 Campaign Novelty

Dedicated, Sharp, & Effective
Jeffrey M. Bernacchi
www.CMEvote.com

2015 Campaign Novelty

You are key to
CME Group success!
Please Vote your
Proxy at
CMEvote.com

Jeff's Interests Are Well Aligned With Yours

Jeff’s Contact Information
Jeff Bernacchi
141 W. Jackson Blvd.
Suite 1488
Chicago, IL 60604
C: 847-732-5837
O: 312-235-0000
JeffBernacchi@gmail.com
Jeff.Bernacchi@CMEGroup.com
2017 Campaign Novelty
2015 Campaign Novelty
Jeff’s Interests Are Well Aligned With Yours

Jeff Bernacchi (JMB), CME Board Member

"In more than 35 years as an exchange member, I have personally performed many of the roles our members play. As a director, I will continue to fairly represent the multiple interests of our members and shareholders."

CME Group Board of Directors since 2009

Member of CME Group Board Audit and Risk Committees

Active Individual Trader CME Member since 1979

Former AP of an FCM and Priniciple of an IB

CME Group Shareholdings and Memberships

- Equity CME member
- 60,194 CME Class A shares
- Equity NYMEX member
- Equity CBOT member
- Equity AM member
- Equity IDEM member

JMB
A Lessor and Lessee of Memberships

Legal Notice

Legal Notice
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Gedon Hertshten CME Group Class B-1 Board Member Dear fellow shareholder,

Thank you all for your support and help in last year’s election. I now ask for your continued support as I hope to continue to serve as a Class B-1 Director on the CME Group board. It has been insightful and gratifying meeting many of you this past year and better understanding your concerns.

In order for CME Group to continue leading the industry with conviction and integrity, it must continue to be the exchange of choice for its members and customers, so they can manage their risks, and adjust their underlying exposures in the most efficient way.

To do so, in my opinion, CME Group should:

•	Keep the right balance between shareholders’ returns and ensuring CME Group’s offerings are designed to deepen liquidity and grow customer participation –

I believe CME Group must remain aware of the fact that its value to a large degree is directly linked to the success, diversity and breadth of its members and customers. To maintain and build on this success, CME Group should be cautious of sacrificing long term value for short term gains.

•	Preserve an “even playing field” for all participants, small and large –

In order to avoid concentration risk, I believe CME Group must spread its customer base as wide as possible; making sure that new and small participants can always access the markets in a cost efficient manner. In my opinion, CME Group should continue to remember that no big customer started out big.

•	Invest in liquidity, not just in volumes –

The ability to execute large orders quickly and efficiently by hedgers, portfolio managers, and risk managers, is owed mostly to liquidity providers, who generate their profits by taking the risk others are seeking to dispose of. In my opinion, CME Group must make sure that this vital part of the industry is not shrinking, and keep in mind that the sensitivity of this market segment is more to the cost of trading than the capital efficiencies.

•	Continue to lead the marketplace with innovation –

CME Group must keep devising new products and tools to meet the requirements of an ever shifting and changing global environment. CME Group needs to understand and accept that non-traditional sources of competition are likely to emerge over the coming years that can challenge its business model. And with that, CME Group needs to realize that the only way to respond will be through continuous transformation of the exchange.

My experience in global business development and management during my 40 years in the derivatives industry, along with my extensive knowledge in trading and clearing, will allow me to be a contributing member of the CME Group board. I intend to continue to ensure that CME Group continues to be the exchange of choice for participants around the world.

Thank you, and please vote for me as a B-1 board member.

Sincerely,

Gedon Hertshten
(gedon.hertshten@hertshtengroup.com)

Gedon Hertshten

gedon.hertshten@hertshtengroup.com

BOARD MEMBER: CME Group – Chicago	2017 - Present

•	Elected and serving as a member of the Board of Directors of CME Group

HERTSHTEN GROUP LTD.	2005 - Present

Founder, Chairman

Consists of three main lines of business—proprietary trading, commercial real-estate investments and insurance

•	Offices in Israel, United Kingdom, Mauritius and India, c.600 employees

G. H. FINANCIALS LTD.	1993 - Present

Founder, Owner

Global clearing solutions for exchange traded futures and options contracts to the world’s leading derivatives markets

•	Offices in London, Chicago and Hong Kong

FOW AWARD	2015

Received the 2015 FOW (Futures and Options World) Lifetime Achievement Award in London

BOARD MEMBER: LIFFE – London	1997 - 2005

•	Elected and served as a member of the Board of Directors of LIFFE

•	Member of key committees

AGAM (BANK HAPOALIM)	1990 - 1992

•	Developed derivatives trading at the subsidiary company of Bank Hapoalim (Israel’s leading bank)

LIFFE EXCHANGE	1986 - sale of the exchange

•	Became a member of LIFFE and traded as an independent trader

CHICAGO BOARD OF TRADE (CBOT)	1978 - present

•	Became a member of the CBOT and traded as an independent trader on the floor

ADDITIONAL INFORMATION

•	Served five years in the Israeli Defense Forces

•	Single-engine airplane pilot

•	Married with four children

###

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

On or after March 22, 2018, the following were distributed to the Class B-2 shareholders:
Dear Fellow Members,

I am running again for the chance to serve as one of your Class B-2 directors on the Board of Directors of CME Group. I believe my position on the Board has given me the chance to advance my perspective of having been a trader and user of our markets for over 30 years. I have used my position on the Board to communicate and advance resolutions that benefit both our shareholders and members.

CME Group has performed extremely well during my tenure on the Board in both stock and financial performance. We have introduced many new products and growth initiatives to make CME Group a leader in our industry.

As a member of the Finance committee, I have been able to participate in key financial decisions and recommendations to the Board, including our declared dividends, which have amounted to over $9.6 billion since the variable dividend was implemented in 2012.

My experience and relationships with members over many years, has enabled me to utilize the knowledge and experience of the talented members and users of our exchange and raise many of their issues and concerns at the Board and corporate level.

You can count on me to always listen to you and make wise and well thought out decisions on your behalf.

I ask for your vote to continue as your dedicated Board member.

Thank you,

Ronald Pankau (PAN) Member CME Group Board of Directors ron.pankau@cmegroup.com

YOUR VOTE IS IMPORTANT! 855-928-4491

Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

YOUR VOTE IS IMPORTANT! 855-928-4491

Broadridge, CME Group’s inspector of election, is providing Class 8 shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

Dear Fellow Class B-2 Shareholder:

Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.

I have had the privileged opportunity to serve as your elected Class B-2 Board member for the past fifteen years on the CME Group Board of Directors. The past few years have been challenging with only a mild recovery in the credit markets, regulatory and legislative issues, and excessive government regulations.

As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds, and investors. Our diverse product mix will allow CME Group to lead the way as the economy recovers.

Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:

•	Principal Trading Groups (PTG}—We need to continue to promote our ability to grow organically. PTGs accounted for a significant amount of the exchange’s liquidity the past few years, but more growth is still needed.

•	Hedge and Mutual Funds—We need to continue to market to hedge and mutual funds emphasizing our transparency and central counterparty clearing to restore confidence in the financial markets to their clients.

•	Global Positioning—Through our strategic partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products.

•	Legislative Issues—More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the Congressional visits through the past years. The transaction tax, position limits, allegations of speculators causing volatility and the threat to losing 60/40 tax treatment will be more pressing than ever before.

During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving CME Group. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’S web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

YOUR VOTE IS IMPORTANT! 855-928-4491

Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

David J. Wescott (COT)

RESUME

Currently serving on the Board of Directors for a thirteenth term ending May of 2018. Managing Partner—Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Founder and partner in Nirvana Technology Solutions, a hosting company for the trading community through data center colocation, technology consulting, and 24-hour technology support. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.

Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Subcommittee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Subcommittee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving on the following committees; Floor Conduct Committee, Membership Committee, and Finance Committee. Also Vice-Chairman of the CME PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 61, married for 39 years with one son, residing in Crystal Lake and Chicago, Illinois.

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’S web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

DAVID I. SILVERMAN

141 West Jackson Blvd.

Suite 1420

Chicago IL 60604

312 450-4220

david2740@aol.com

Dear IMM Member/Class B-2 Shareholder,

In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for what he believes is right. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.

I have known David Wescott since 1982, when we were young traders on the CME floor and I also had the privilege of serving on the CME board with David for four years during the 1990s. I have continued my relationship with him throughout the ensuing years and cleared the trades of my own trading firm through Dowd-Wescott Group, the precursor clearing firm to David’s current clearing firm, DWG Futures. In my now 30+ year relationship with David Wescott, I have found him to be incisive, creative, and results-oriented. David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of CME Group.

We all know how quickly our business moves. Yesterday’s losses may be tomorrow’s gains if we make the right decisions today. I have absolute confidence that David’s leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our elected Class B-2 director on the CME Group Board of Directors by voting for his re-election.

Sincerely,

David Silverman

Member IMM 1982-2002

CME Board member (IMM Division) 1989-90 and 1994-2001

Former Principal and CEO of Aspire Trading Company

Current CME Group shareholder

YOUR VOTE IS IMPORTANT! 855-928-4491

Broadridge, CME Group’s inspector of election, is providing

Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Fellow Class B-2 Shareholder:

Home (/2018/) > » Dear Fellow Class B-2 Shareholder: >

Dear Fellow Class B-2 Shareholder:

Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.

I have had the privileged opportunity to serve as your elected Class B-2 Board member for the past fifteen years on the CME Group Board of Directors. The past few years have been challenging with only a mild recovery in the credit markets, regulatory and legislative issues, and excessive government regulations.

As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds, and investors. Our diverse product mix will allow CME Group to lead the way as the economy recovers.

Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:

•	Principal Trading Groups (PTG) – We need to continue to promote our ability to grow organically. PTGs accounted for a significant amount of the exchange’s liquidity the past few years, but more growth is still needed.

•	Hedge and Mutual Funds – We need to continue to market to hedge and mutual funds emphasizing our transparency and central counterparty clearing to restore confidence in the financial markets to their clients.

•	Global Positioning – Through our strategic partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products.

•	Legislative Issues – More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the Congressional visits through the past years. The transaction tax, position limits, allegations of speculators causing volatility and the threat to losing 60/40 tax treatment will be more pressing than ever before.

During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving CME Group. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.

Sincerely,

David J. Wescott (COT)

VOTE FOR DAVE ONLINE!

If you’ve received your voting materials and have your control number please click the red button above.

VOTE FOR DAVE BY PHONE

Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling

855-928-4491

MORE ABOUT DAVE

•	Board of Director for a thirteenth term

•	Managing Partner-Founder Dowd Wescott Group

•	Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)

•	Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)

•	Member of the IMM since 1981

•	Elected to the IMM Nominating Committee in 1987

•	Member of the FIA PTG

•	Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions

***

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting.

The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

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Resume

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Currently serving on the Board of Directors for a thirteenth term ending May of 2018. Managing Partner – Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Founder and partner in Nirvana Technology Solutions, a hosting company for the trading community through data center colocation, technology consulting, and 24-hour technology support. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.

Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving on the following committees; Floor

Conduct Committee, Membership Committee, and Finance Committee. Also Vice-Chairman of the CME PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 61, married for 39 years with one son, residing in Crystal Lake and Chicago, Illinois.

VOTE FOR DAVE ONLINE!

If you’ve received your voting materials and have your control number please click the red button above.

VOTE FOR DAVE BY PHONE

Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling

855-928-4491

MORE ABOUT DAVE

•	Board of Director for a thirteenth term

•	Managing Partner-Founder Dowd Wescott Group

•	Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)

•	Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)

•	Member of the IMM since 1981

•	Elected to the IMM Nominating Committee in 1987

•	Member of the FIA PTG

•	Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions

***

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting.

The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

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BOD Endorsements

Home (/2018/) > » BOD Endorsements >

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

VOTE FOR DAVE ONLINE!

If you’ve received your voting materials and have your control number please click the red button above.

VOTE FOR DAVE BY PHONE

Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling

855-928-4491

MORE ABOUT DAVE

•	Board of Director for a thirteenth term

•	Managing Partner-Founder Dowd Wescott Group

•	Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)

•	Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)

•	Member of the IMM since 1981

•	Elected to the IMM Nominating Committee in 1987

•	Member of the FIA PTG

•	Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions

***

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting.

The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

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Endorsements

Home (/2018/) > » Endorsements >

DAVID I. SILVERMAN

141 West Jackson Blvd.

Suite 1420

Chicago IL 60604

312 450-4220

david2740@aol.com

Dear IMM Member/Class B-2 Shareholder,

In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for what he believes is right. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.

I have known David Wescott since 1982, when we were young traders on the CME floor and I also had the privilege of serving on the CME board with David for four years during the 1990s. I have continued my relationship with him throughout the ensuing years and cleared the trades of my own trading firm through Dowd-Wescott Group, the precursor clearing firm to David’s current clearing firm, DWG Futures. In my now 30+ year relationship with David Wescott, I have found him to be incisive, creative, and results-oriented. David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of CME Group.

We all know how quickly our business moves. Yesterday’s losses may be tomorrow’s gains if we make the right decisions today. I have absolute confidence that David’s leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our elected Class B-2 director on the CME Group Board of Directors by voting for his re-election.

Sincerely,

David Silverman

Member IMM 1982-2002

CME Board member (IMM Division) 1989-90 and 1994-2001

Former Principal and CEO of Aspire Trading Company

Current CME Group shareholder

VOTE FOR DAVE ONLINE!

If you’ve received your voting materials and have your control number please click the red button above.

VOTE FOR DAVE BY PHONE

Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling

855-928-4491

MORE ABOUT DAVE

•	Board of Director for a thirteenth term

•	Managing Partner-Founder Dowd Wescott Group

•	Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)

•	Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)

•	Member of the IMM since 1981

•	Elected to the IMM Nominating Committee in 1987

•	Member of the FIA PTG

•	Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions

***

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting.

The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

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Contact Dave

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VOTE FOR DAVE ONLINE!

If you’ve received your voting materials and have your control number please click the red button above.

VOTE FOR DAVE BY PHONE

Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling

855-928-4491

MORE ABOUT DAVE

•	Board of Director for a thirteenth term

•	Managing Partner-Founder Dowd Wescott Group

•	Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)

•	Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)

•	Member of the IMM since 1981

•	Elected to the IMM Nominating Committee in 1987

•	Member of the FIA PTG

•	Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions

***

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting.

The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

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Dear Fellow Members and Class B Shareholders,

For the last 45 years I have been an executive who has been involved in day-to-day operations, long term planning and mentoring future managers and traders. During those years, I’ve held various upper level management positions at Merrill Lynch, Hennessy Associates/Barnes, Globex Corp., Transmarket, Mizuho, Advantage Futures and currently as Senior VP at Wedbush. I bring 50+ years of futures and option experience—from chalk boards to fiber to microwave. My strengths lie in streamlining and automating operations, and in building a strong diverse customer base while interacting with the trading community on a daily basis. In order to continue to grow volume and generate overall shareholder value, we need to be an advocate for our most precious commodities - our customers, our Exchange members and our FCMs. I feel honored to be nominated to serve as a Class B-2 Director on the Board of CME Group. This industry and this exchange has been my life and I would be a benefit on the board by sharing my accumulated knowledge.

My experience at Globex Corp. has given me a unique perspective of both sides of the electronic trading coin. I have been able to see how the ever increasing sophistication of trading platforms can impact the ability of the Globex system to perform its function. On the other side, I’ve seen the implications to the users of those platforms when the Exchange imposes new rules and restrictions. My main objective is to help CME Group and the members/FCMs work together to create a harmonious relationship for the betterment of everyone involved.

Some of the issues I feel need to be addressed are listed below:

•	Fee Structure – Evaluate the fee structure to analyze the fee to tick size ratio and its impact on trading volume and liquidity.

•	Regulatory Obligations – Discuss ways to help FCM’s individual traders and 106J firms alleviate some of the regulatory burdens through education and training of the rules (i.e. spoofing, etc.). Knowledge driving compliance versus disciplinary actions! Find ways to leverage the investment for member firms.

•	Foster Trader Loyalty – With new exchanges competing for traders, there is a need to create an atmosphere where the trader feels his concerns are being taken seriously by CME Group and where. CUSTOMERS MEAN EVERTHING

•	New Trader Development – Propose the formation of a job training program. In the past we had the MID America Exchange as a feeder and members at the CME and CBOT mentored their clerks to provide an opportunity for them to become traders. This program would be conducted by veteran traders with a focus on tutoring those underrepresented in this industry, such as military vets, disadvantaged youths and other qualified individuals. The exchange was built by a diverse group and should continue this legacy. Upon completion of the training program they would be available to be recruited as traders as well as qualifying for jobs in operations, risk, and sales.

I have only touched upon the above points that I feel need further discussion. My hope is that I will be able to expound on these and other topics as an elected member of the Board of Directors for CME Group.

Sincerely yours,

James Zellinger

Please feel free to contact me directly : James.zellinger@wedbush.com Office phone 312 784 0416 Cell 312 636 1374

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 18, 2016. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

On or after March 22,2018 the following were distributed to the Class B-3 shareholders

Elizabeth A. Cook

CME Group 2018 Board of Directors Class B-3 Director Candidate

CME Group Board Member since 2015
(630) 698-3113

Long-Time Active Trader, Skilled Leader Bringing

Diversity and a Fresh Perspective

March 2018

Dear Fellow Class B-3 Shareholder,

It has been an incredible year for CME Group, I am honored to have served a third term as your Class B-3 Director.

You will soon receive your Class B-3 share proxy materials for the upcoming election and I would appreciate your renewed support. By voting for me, you will be choosing a skilled leader with over 39 years of industry experience who understands your interests and will continue to be an effective contributor to the Board.

CME Group had a very strong 2017; reaching record highs in our stock price, a record ADV of 16.3 mil contracts reflecting a 4.1 % increase from 2016 and with options on futures seeing an 11% increase. Since 1985, I have owned three companies specializing in options on futures — this is a key area of my expertise. I am the best candidate for the Board because options on futures are fundamental to the growth of our exchange.

My accomplishments on the Board have been, and I will continue to focus on:

•	Overseeing the enhancements and effectiveness of CME Group’s information security program to address the ever-increasing cyber security risks as an appointed member of the Board’s Risk Committee.

•	Keeping a trained and watchful eye on Exchange fees and costs to stay competitive in the global marketplace.

I have been an equity owner since 1983 and one of the few female members of the CME Group. Since 1988, I have been actively involved in improving CME Group’s operating environment as a member of numerous committees. Currently, I serve on the Board’s Risk Committee and co-chair of Arbitration and Floor Conduct. I am also an active member of Probable Cause, Business Conduct, CME PAC, Membership and Gratuity Fund.

In addition to my trading and service on the CME Group Board, I am on the Board of Directors for Women in Listed Derivatives and a Governance Fellow at National Association of Corporate Directors. Additionally, I volunteer for Honor Flight Chicago, Navy Seal Foundation and the ALS Association, which demonstrates not only my commitment to the financial industry but also my support of the overall community.

I thank you for the support and encouragement I’ve received during my three terms on the CME Group Board of Directors, and I look forward to serving you again. Please feel free to reach out to me with any questions, or to discuss any issues in greater detail.

Please secure our CME Group’s future by casting your vote at www.proxyvote.com.

Sincerely,

YOUR VOTE IS IMPORTANT! 855-928-4491

Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

Elizabeth A. Cook
630-698-3113

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

2

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 9, 2018. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.